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                                                                   EXHIBIT 10.27


                          AMENDMENT TO RIGHTS AGREEMENT


         This AMENDMENT, dated as of July 29, 1999, is between XIONICS DOCUMENT TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), and BANKBOSTON, N.A., as rights agent (the "RIGHTS AGENT").

                                    RECITALS

         A. The Company and the Rights Agent are parties to a Rights Agreement, dated as of April 15, 1998 (the "RIGHTS AGREEMENT").

         B. The Company, Oak Technology, Inc. ("OAK"), and a wholly-owned subsidiary of Oak ("MERGER SUB") have entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), pursuant to which Sub will merge with the Company (the "MERGER") and the Company will become a wholly-owned subsidiary of Oak. The Board of Directors of the Company has approved the Merger Agreement and the Oak.

         C. Pursuant to Section 28 of the Rights Agreement, the Board of Directors of the Company has determined that an amendment to the Rights Agreement as set forth herein is necessary and desirable in connection with the foregoing and the Company and the Rights Agent desire to evidence such amendment in writing.

         Accordingly, the parties agree as follows:

         1.       AMENDMENTS OF SECTION 1.

         (a) The definition of "Acquiring Person" set forth in Section 1 of the Rights Agreement is amended to add the following sentence at the end thereof:

                  "Notwithstanding anything in this Rights Agreement to the contrary, neither Oak Technology, Inc. ("OAK") nor any of its existing or future Affiliates or Associates shall be deemed to be an Acquiring Person solely by virtue of (i) the execution of the Agreement and Plan of Merger, dated as of July 29, 1999, by and among the Company, Oak and Xionics Acquisition Corporation ("MERGER SUB") (as the same may be amended from time to time, the "MERGER AGREEMENT"), pursuant to which Merger Sub will be merged with the Company (the "MERGER"), and the Company shall become a wholly-owned subsidiary of Oak,
                  (ii) the acquisition of Common Shares pursuant to the Merger Agreement or the consummation of the Merger, or (iii) the consummation of the other transactions contemplated by the Merger Agreement."

         (b) The definition of "Triggering Event" set forth in Section 1 of the Rights Agreement is amended to add the following proviso at the end thereof:

                  "; provided, however, that no Triggering Event shall result solely by virtue of (i) the execution of the Merger Agreement,
                  (ii) the acquisition of Common Shares pursuant to the Merger Agreement or the consummation of the Merger, or (iii) the consummation of the other transactions contemplated by the Merger Agreement."


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         2.       AMENDMENT OF SECTION 3(a). Section 3(a) of the Rights
Agreement is amended to add the following sentence at the end thereof:

                  "Notwithstanding anything in this Rights Agreement to the contrary, a Distribution Date shall not be deemed to have occurred solely by virtue of (i) the execution of the Merger Agreement, (ii) the acquisition of Common Shares pursuant to the Merger Agreement or the consummation of the Merger, or
                  (iii) the consummation of the other transactions contemplated by the Merger Agreement."

         3. AMENDMENT OF SECTION 7(a). Section 7(a) of the Rights Agreement is amended to add the following sentence at the end thereof:

                  "Notwithstanding anything in this Rights Agreement to the contrary, neither (i) the execution of the Merger Agreement;
                  (ii) the acquisition of Common Shares pursuant to the Merger Agreement or the consummation of the Merger; nor (iii) the consummation of the other transactions contemplated in the Merger Agreement, shall be deemed to be events that cause the Rights to become exercisable pursuant to the provisions of this Section 7 or otherwise."

         4. AMENDMENT OF SECTION 11. Section 11 of the Rights Agreement is amended to add the following sentence after the first sentence of said Section:

                  "Notwithstanding anything in this Rights Agreement to the contrary, neither (i) the execution of the Merger Agreement;
                  (ii) the acquisition of Common Shares pursuant to the Merger Agreement or the consummation of the Merger; nor (iii) the consummation of the other transactions contemplated in the Merger Agreement, shall be deemed to be a Section 11(a)(i) or
                  (ii) Event or to cause the Rights to be adjusted or to become exercisable in accordance with this Section 11."

         5. AMENDMENT OF SECTION 13. Section 13 of the Rights Agreement is amended to add the following sentence at the end thereof:

                  "Notwithstanding anything in this Rights Agreement to the contrary, neither (i) the execution of the Merger Agreement;
                  (ii) the acquisition of Common Shares pursuant to the Merger Agreement or the consummation of the Merger; nor (iii) the consummation of the other transactions contemplated in the Merger Agreement, shall be deemed to be a Section 13 Event or to cause the Rights to be adjusted or to become exercisable in accordance with Section 13."

         6. AMENDMENT OF SECTION 27. Section 27 of the Rights Agreement is amended to delete the notice address of the Rights Agent and to insert the following in lieu thereof:

                  "BankBoston, N.A.
                  c/o Equiserve Limited Partnership
                  150 Royall Street
                  Canton, MA 02021
                  Attention: Client Administration"





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         7.       EFFECTIVENESS. This Amendment shall be deemed effective as of the date first written above, as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

         8. MISCELLANEOUS. This Amendment shall be deemed to be a contract made under the laws of The Commonwealth of Massachusetts and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state. This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. If any provisions, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be effected, impaired or invalidated.

         EXECUTED under seal as of the date set forth above.



Attest:                                      XIONICS DOCUMENT
                                             TECHNOLOGIES, INC.


/s/ Suzanne M. Foster                        /s/ Carolyn E. Ramm
--------------------------                   --------------------------------
Name: Suzanne M. Foster                      Name: Carolyn E. Ramm
Title: Attorney                              Title: VP & General Counsel


Attest:                                      BANKBOSTON, N.A.
                                                 as Rights Agent:


/s/ Mary Ellen Kudera                        /s/ Tyler H. Haynes
--------------------------                   --------------------------------
Name: Mary Ellen Kudera                      Name: Tyler H. Haynes
Title: Account Manager                       Title: Administration Manager

                                                       [SEAL]





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